UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

CreditRiskMonitor.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-8601	36-2972588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Executive Boulevard
Valley Cottage, NY 10989
(Address of principal executive offices, including zip code)

(845) 230-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	CRMZ	OTC Markets OTCQX U.S.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Richard James, who has served on the Company’s Board of Directors since 1992, has notified the Company that he is retiring due to health reasons effective October 24, 2019.

(c) On October 24, 2019, the Company’s Board of Directors appointed Michael Flum, age 32, to serve as Senior Vice President and Chief Operating Officer effective immediately. Mr. Flum has served as the Company’s Vice President, Operations & Alternative Data since August 3, 2018.

Prior to joining the Company in 2018, Mr. Flum was Vice President of Operations at Gullett & Associates, Inc., a Houston-based oil & gas survey and drafting services firm, since January 2016. From 2009 to 2016, Mr. Flum was employed by Enterprise Products Partners L.P., a Houston-based oil & gas midstream owner/operator, holding various engineering and project management positions. During his time as a Project Manager there, he successfully completed pipeline and plant projects totaling over $1.3 billion. Mr. Flum received a BS in Mechanical Engineering and a BA in Religious Studies from Rice University. He received his MBA from Columbia Business School.

Mr. Flum is the son of Jerome S. Flum, the Company’s Chief Executive Officer and Chairman of the Board of Directors, and the brother of Joshua Flum, a director of the Company.

Item 8.01. Other Events.

On October 24, 2019, the Board of Directors of CreditRiskMonitor.com, Inc. declared a dividend of $0.05 per outstanding share of its common stock, payable on December 2, 2019 to shareholders of record of the Company at the close of business on November 14, 2019.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 24, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDITRISKMONITOR.COM, INC.

Date: October 24, 2019	By:	/s/ Lawrence Fensterstock
Lawrence Fensterstock
Chief Financial Officer
(Principal Financial and Accounting Officer)